UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K
CURRENT REPORT
Pursuant to
Section 13 or 15(d) of
THE SECURITIES EXCHANGE ACT OF 1934
Date of Report (Date of Earliest Event Reported): August 15, 2008

EASTON-BELL SPORTS, INC.
(Exact name of registrant as specified in its charter)

Delaware	333-123927	20-1636283
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification Number)
7855 Haskell Avenue, Suite 200
Van Nuys, CA 91406
(Address of principal executive offices, including zip code)
(818) 902-5800
(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):
☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 5.02. Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.
     On August 15, 2008, Easton-Bell Sports, Inc. (the “Company”) announced the resignation of Anthony B. D’Onofrio from his position as Chief Operating Officer for the Company, effective August 31, 2008, by mutual agreement between Mr. D’Onofrio and the Company.
SIGNATURE
     Pursuant to the requirements of the Securities Exchange Act of 1934, each registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

EASTON-BELL SPORTS, INC.
By:	/s/ RICHARD D. TIPTON
Richard D. Tipton
Senior Vice President, General Counsel and Secretary
Date: August 15, 2008